Exhibit 99.2

VOTING AGREEMENT

                    This VOTING AGREEMENT, dated as of November 29, 2012 (this “Agreement”) is entered into by and among BRE Select Hotels Holdings LP, a Delaware limited partnership (“Buyer”) and GLADE M. KNIGHT (the “Shareholder”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Merger Agreement (as defined below).

                    WHEREAS, concurrently herewith, Buyer, BRE Select Hotels Corp, a Delaware corporation (“Acquisition Sub”) and Apple REIT Six, Inc., a Virginia corporation (the “Company”), are entering into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company will merge with and into Acquisition Sub, and Acquisition Sub will be the surviving corporation (the “Merger”);

                    WHEREAS, the Shareholder owns the number of the Company’s common shares, no par value per share (the “Common Shares”), the Company’s Series A Preferred Shares, no par value per share (the “Series A Preferred Shares”) and the Company’s Series B Convertible Preferred Shares, no par value per share (the “Series B Convertible Shares”), set forth on Schedule I hereto (the “Owned Shares”, and together with any additional shares of capital stock of the Company acquired by the Shareholder after the date hereof, whether upon exercise of options or warrants, conversion of convertible securities or otherwise, are collectively referred to herein as the “Covered Shares”);

                    WHEREAS, in order to induce Buyer to enter into the Merger Agreement and proceed with the Merger, the Shareholder desires to execute and deliver this Agreement solely in his capacity as the owner of the Covered Shares and Buyer and the Shareholder are entering into this Agreement; and

                    WHEREAS, the Shareholder acknowledges that Buyer is entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Shareholder set forth in this Agreement and would not enter into the Merger Agreement if the Shareholder did not enter into this Agreement.

                    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Buyer and the Shareholder hereby agree as follows:

                    1. Agreement to Vote. The Shareholder agrees that, during the time this Agreement is in effect, he shall, and shall cause any other holder of record of any Covered Shares to, at any meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or in any other circumstances upon which a vote, consent or other approval of the shareholders of the Company is sought (i) when such a meeting of shareholders is held, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum, and respond to each request by the Company for written consent, if any, (ii) vote (or cause to be voted) at such meeting (or validly execute and return and cause such consent to be granted with respect to) all Covered Shares in favor of the Merger Agreement, including the Plan of Merger, and any proposal in furtherance of the Contemplated Transactions, if a vote, consent or other approval (including by written consent) with respect thereto is sought, and (iii) vote (or cause to be voted) at such meeting (or validly execute and return and cause such consent to be granted with respect to) all Covered Shares against any Acquisition Proposal and any other action that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the other Contemplated Transactions or result in a breach in any material respect of any covenant, representation or warranty or other obligation or agreement of the Company under the Merger Agreement, if a vote, consent or other approval (including by written consent) with respect thereto is sought. Except as set forth in this Section 1, the Shareholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the shareholders of the Company. In addition, nothing in this Agreement shall limit the right of the Shareholder to vote any Covered Shares in connection with the election of directors.

                    2. No Inconsistent Agreements. The Shareholder hereby covenants and agrees that he (a) has not entered into, and shall not enter into, any voting agreement or voting trust, with respect to the Covered Shares (other than this Agreement), (b) has not granted, and shall not grant, a proxy or power of attorney with respect to any Covered Shares that is inconsistent with his obligations pursuant to this Agreement and (c) has not entered into, and shall not enter into, any agreement or undertaking that is otherwise inconsistent with his obligations pursuant to this Agreement.

                    3. Capacity of Shareholder. The Shareholder has executed this Agreement solely in his capacity as a shareholder of the Company and not in his capacity as an officer or director of the Company. Without limiting the foregoing, nothing in this Agreement shall limit or affect any actions taken by the Shareholder solely in his capacity as an officer or director of the Company in connection with the exercise of the Company’s rights under, and in compliance with, the Merger Agreement.

                    4. Termination. This Agreement shall terminate upon the earliest to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms and (c) written notice of termination of this Agreement by Buyer to the Shareholder; provided, that the provisions set forth in Section 8 shall survive the termination of this Agreement; provided, further, that nothing herein shall relieve any party hereto from liability for any breach of this Agreement prior to any such termination.

                    5. Representations and Warranties of Buyer. Buyer hereby represents and warrants to the Shareholder as follows:

                    (a) Limited Partnership Status. Buyer is a limited partnership duly organized and validly existing and in good standing under the laws of its formation and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now being conducted.

                    (b) Power and Authority. Buyer has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Buyer and no other proceedings on the part of Buyer are necessary to authorize this Agreement or consummate such transactions. This Agreement has been duly executed and delivered by Buyer and constitutes valid and binding obligations of Buyer, enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity, whether considered in a proceeding at law or in equity.

                    (c) No Conflicts; Required Filings. The execution and delivery of this Agreement by Buyer do not, and the consummation of the transactions contemplated hereby and compliance by Buyer with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration or other rights or obligations or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of Buyer under (A) the certificate of formation and partnership agreement of Buyer, each as amended or supplemented to the date of this Agreement, (B) any Contract or other instrument applicable to Buyer or its properties or assets or (C) subject to any filings with the SEC as may be required in connection with the Contemplated Transactions, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer, other than, in the case of clause (B) or (C), any such conflicts, violations or defaults that would not, individually or in the aggregate, materially impair the ability of Buyer to perform its obligations under this Agreement.

                    (d) No Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Buyer in connection with the execution or delivery of this Agreement by Buyer or the consummation by Buyer of any of the transactions contemplated hereby, except for filings with the SEC as may be required in connection with the Contemplated Transactions.

                    6. Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to Buyer as follows:

                    (a) Ownership of Securities. The Shareholder is the only beneficial owner (subject to the assignment agreements set forth on Schedule II hereto (the “Assignment Agreements”)) and the only record holder of the Owned Shares set forth on Schedule I hereto, in each case free and clear of Liens. The Shareholder has sole voting power and sole power of disposition with respect to all of the Owned Shares set forth on Schedule I hereto, with no restrictions, subject to applicable federal securities laws on his rights of disposition pertaining thereto (other than as created by this Agreement); provided, however, that with respect to the 76,450 Series B Convertible Shares set forth on Schedule II hereto, upon the occurrence of a Triggering Event (as defined in the Company’s articles of incorporation, as amended to the date hereof), the respective assignees of such shares shall have voting and dispositive power over such shares. As of the date hereof, the Shareholder does not own beneficially or of record any equity securities of the Company other than the Owned Shares set forth on Schedule I. The Shareholder has not appointed or granted any proxy which is still in effect with respect to the Covered Shares. Other than pursuant to the assignment agreements set forth on Schedule II hereto, true and accurate copies of which have been delivered by the Shareholder to Buyer, (i) there are no agreements or arrangements of any kind, contingent or otherwise, obligating the Shareholder to Transfer (as defined below) or cause to be Transferred any Covered Shares or otherwise relating to the Transfer of any Covered Shares, (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Covered Shares, and (iii) the Shareholder has not assigned any rights associated with any of the Owned Shares to any Person.

                    (b) Capacity, Power; Binding Agreement. The Shareholder has the legal capacity, power, authority and right (contractual or otherwise) to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Shareholder and constitutes valid and binding obligations of the Shareholder, enforceable against the Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity, whether considered in a proceeding at law or in equity.

                    (c) No Conflicts. The execution and delivery of this Agreement by the Shareholder do not, and the consummation of the transactions contemplated hereby and compliance by the Shareholder with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration or other rights or obligations or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of the Shareholder under (A) any Contract or other instrument applicable to the Shareholder or his properties or assets or (B) subject to any filings with the SEC as may be required in connection with the Contemplated Transactions, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Shareholder, other than, in the case of clause (A) or (B), any such conflicts, violations or defaults that would not, individually or in the aggregate, materially impair the ability of the Shareholder to perform his obligations under this Agreement.

                    (d) No Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to the Shareholder in connection with the execution or delivery of this Agreement by the Shareholder or the consummation by the Shareholder of any of the transactions contemplated hereby, except for filings with the SEC as may be required in connection with the Contemplated Transactions.

                    (e) Accredited Investor. The Shareholder is an “accredited investor” (as defined under the Securities Act) and a sophisticated investor, is capable of evaluating the merits and risks of its investments and has the capacity to protect its own interests.

                    (f) No Triggering Event. A Triggering Event has not occurred as of the date of this Agreement.

                    7. Certain Covenants of the Shareholder. Except in accordance with the terms of this Agreement, the Shareholder hereby covenants and agrees as follows:

                    (a) No Solicitation. Immediately after the execution of this Agreement, the Shareholder shall, and shall use his reasonable best efforts to instruct and cause his Representatives to, terminate and cease any discussions or negotiations with any parties relating to an Acquisition Proposal. The Shareholder agrees that, during the time this Agreement is in effect, he shall not, and the Shareholder shall use his reasonable best efforts to instruct and cause his Representatives not to, directly or indirectly: (i) initiate, solicit or knowingly encourage (including by way of furnishing nonpublic information or assistance) any inquiries, or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal; (ii) engage or participate in any discussions or negotiations with, or provide any nonpublic information to, any Person relating to any Acquisition Proposal; (iii) otherwise knowingly facilitate any effort or attempt to make an Acquisition Proposal; (iv) enter into any Contract or letter of intent, memorandum of understanding or agreement in principle relating to any Acquisition Proposal; or (v) make, or in any manner participate in, a “solicitation” (as such term is used in the rules promulgated by the SEC) of proxies or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, Common Shares, Series A Preferred Shares or Series B Convertible Shares intending to facilitate any Acquisition Proposal or cause shareholders of the Company not to vote to approve the Merger Agreement, including the Plan of Merger, or any of the Contemplated Transactions. The Shareholder shall notify Buyer promptly (and, in any event, within 48 hours) if any proposals or offers with respect to an Acquisition Proposal are received by, or any discussions or negotiations regarding an Acquisition Proposal (including a request for non-public information in conjunction therewith) are sought to be initiated or continued with, him or his Representatives, indicating, in connection with such notice, the identity of the parties and the material terms and conditions of any proposal or offers (including, if applicable, copies of any written inquiries, requests, proposals or offers, including any proposed agreements) and, thereafter, the Shareholder shall keep Buyer reasonably informed of the status and terms of any such proposals or offers (including any amendments thereto).

                    (b) Restriction on Transfer, Non-Interference. The Shareholder hereby agrees, during the time this Agreement is in effect, not to (i) sell, transfer, pledge, encumber, assign, hedge, swap or otherwise dispose of (a “Transfer”), or enter into any Contract, option or other arrangement or understanding with respect to a Transfer of any of his Covered Shares (provided that, upon the occurrence of a Triggering Event, the Shareholder may Transfer the 76,450 Series B Convertible Shares set forth on Schedule II hereto to the respective assignees pursuant to the Assignment Agreements) or (ii) knowingly take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling the Shareholder from performing his obligations under this Agreement. In furtherance of this Agreement, until the termination of this Agreement pursuant to Section 4 of this Agreement, the Shareholder hereby authorizes and instructs the Company to instruct its transfer agent to enter into a stop transfer order with respect to all of his Covered Shares (other than with respect to the 76,450 Series B Convertible Shares set forth on Schedule II hereto that may be Transferred to the respective assignees upon the occurrence of a Triggering Event pursuant to the Assignment Agreements). Notwithstanding anything contained herein to the contrary, the Shareholder’s authorization and instruction shall automatically terminate upon the termination of this Agreement pursuant to Section 4 of this Agreement.

                    (c) No Triggering Event. During the term of this Agreement, the Shareholder shall not cause a Triggering Event to occur other than the occurrence of a Triggering Event upon the termination of the Apple Affiliate Agreements after the Company Shareholder Approval has been obtained and upon the consummation of the Merger in accordance with the terms of the Merger Agreement.

                    (d) Stock Dividends, etc. In the event of a stock split, stock dividend or distribution, or any change in the Common Shares, the Series A Preferred Shares or Series B Convertible Shares by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Owned Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

                    (e) Waiver of Appraisal Rights. The Shareholder hereby waives any rights of appraisal or rights to dissent from the Merger or the other Contemplated Transactions that the Shareholder may have under Applicable Law.

                    (f) Disclosure. The Shareholder hereby authorizes the Company, Buyer and Acquisition Sub to publish and disclose in any announcement or disclosure required by the SEC and in the Form S-4 or the Proxy Statement/Prospectus the Shareholder’s identity and ownership of the Covered Shares and the nature of the Shareholder’s obligations under this Agreement.

                    (g) Certain Notifications. The Shareholder agrees, while this Agreement is in effect, to promptly (and in any event within twenty-four (24) hours) notify Buyer of the number of any new Common Shares, Series A Preferred Shares or Series B Convertible Shares acquired by the Shareholder, if any, after the date hereof.

                    8. Miscellaneous.

                    (a) Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                    (b) Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and delivered personally, sent by overnight courier (providing proof of delivery) or sent by telecopy (providing confirmation of transmission) (provided that if given by telecopy such notice, request, claim, demand or other communication shall be followed up within one Business Day by dispatch pursuant to one of the other methods described herein) at the following addresses or telecopy numbers (or at such other address or telecopy number for a party hereto as shall be specified by like notice):

If to Buyer, to:

c/o Blackstone Real Estate Partners VII L.P.
345 Park Avenue
New York, New York 10154
Attention:	William Stein
Brian Kim
Facsimile:	(212) 583-5726

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention:	Brian M. Stadler
Facsimile:	212-455-2502

If to the Shareholder, to:

Glade M. Knight
Apple REIT Companies
814 East Main Street
Richmond, Virginia 23219
Facsimile: (804) 344-8129

with copies (which shall not constitute notice) to:

McGuireWoods LLP
901 East Cary Street
One James Center
Richmond, Virginia 23219
Attention:	David W. Robertson
Facsimile:	(804) 775-1061

                    All notices, requests, claims, demands and other communications shall be deemed given to the receiving party only when actually received, if delivered personally; on the next Business Day after deposit with an overnight courier, if sent by overnight courier; or upon confirmation of successful transmission if sent by telecopy.

                    (c) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is held invalid or unenforceable by any court of competent jurisdiction, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

                    (d) Entire Agreement; No Third Party Beneficiaries. This Agreement, including all exhibits and schedules attached hereto, constitutes the entire agreement of the parties hereto and supersedes any and all other prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof. This Agreement does not, and is not intended to, confer upon any other Person any right, benefit or remedy hereunder.

                    (e) Binding Effect; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives and successors. Notwithstanding the foregoing, this Agreement shall not be assigned by any party hereto by operation of law or otherwise without the prior written consent of each of the other parties hereto and any such purported assignment shall be void ab initio, except that Buyer shall have the right to assign this Agreement, in whole or in part, and any rights and/or obligations hereunder to any of its affiliates without the prior written consent of the Shareholder.

                    (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

                    (g) Jurisdiction; Jury Trial. In any action or proceeding between any of the parties arising out of or relating to this Agreement, each of the parties hereto consents to exclusive jurisdiction in the Court of Chancery of the State of Delaware (and any courts from which appeals from judgments of that court are heard) or, to the extent such court does not have subject matter jurisdiction, any federal court located in Delaware (and any courts from which appeals from judgments of that court are heard). Each of the parties hereto agrees that a final judgment (subject to any appeals therefrom) in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objections it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any such Delaware state or federal court in accordance with the provisions of this Section 8(g). Each of the parties hereto irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties hereto hereby irrevocably and unconditionally consents to service of process in the manner provided for notices in Section 8(b). Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY HERETO UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY HERETO MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY, AND (IV) EACH PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(G).

                    (h) Enforcement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each of the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. The foregoing rights are in addition to and without any limitation of any other remedy to which any of the parties hereto may be entitled at law or in equity. Each of the parties hereto hereby further agrees not to assert that a remedy of specific performance is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy. Each of the parties hereto waives (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate, and (ii) any requirement under any law to post a bond or other security as a prerequisite to obtaining equitable relief.

                    (i) Construction. The headings of the Sections in this Agreement are provided for convenience only, are not part of the agreement of the parties hereto and shall not affect the construction or interpretation of this Agreement. The language used in this Agreement is the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto. Each of the parties hereto acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived by each of the parties hereto.

                    (j) Waiver. No failure or delay of any party hereto in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

                    (k) Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic PDF submission), each of which when executed shall be deemed to be an original, but all of which shall constitute one and the same instrument.

[Signature page follows]

                    IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

BRE SELECT HOTELS HOLDINGS LP

By: Blackstone Real Estate Associates VII L.P., its general partner

By: BREA VII L.L.C., its general partner

By:	/s/ A. J. Agarwal

Name: A. J. Agarwal
Title: Senior Managing Director

/s/ Glade M. Knight

GLADE M. KNIGHT